                                                              [PIONEER LOGO]

       PIONEER
       BALANCED
       FUND

       SEMIANNUAL REPORT 6/30/99

    TABLE OF CONTENTS
    ----------------------------------------------------------------------------

    Letter from the Chairman                                           1

    Portfolio Summary                                                  2

    Performance Update                                                 3

    Portfolio Management Discussion                                    6

    Schedule of Investments                                            9

    Financial Statements                                              18

    Notes to Financial Statements                                     24

    Report of Independent Public Accountants                          28

    Trustees, Officers and Service Providers                          29

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 6/30/99
   -----------------------------------------------------------------------------

     DEAR SHAREOWNER,
   -----------------------------------------------------------------------------

    I am pleased to present this report for Pioneer Balanced Fund covering the six months from December 31, 1998 through June 30, 1999. I thank you for your interest in the Fund and your confidence in Pioneer.

    After turning in record-high returns for quite some time, growth stocks are no longer the dominant force they once were. As is the nature of the market, the tide has turned yet again. Patience finally rewarded investors in value, small-company and mid-cap stocks when the market started to broaden in April and these stocks began to spark some interest. As this recent shift proves, the market moves in cycles and it is impossible to predict what style of investing will be best at any given moment. This is why we do not advocate market timing, but instead focus on the solid fundamentals of businesses and the relative value of their issued securities.

    When selecting stocks, some of the timeless business fundamentals your investment team focuses on are solid management and niche products or services that can give companies a competitive edge going forward. We feel confident that before we put our investors' money into companies, we have thoroughly researched them. We encourage investors to stay the course because we believe this long-term approach provides the potential for significant rewards.

    I encourage you to read on to learn more about your Fund, including the question and answer session with Eric Weigel and Tin Chan and fixed-income commentary from Ken Taubes. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.

     Respectfully,



     /s/ John F. Gogan, Jr.
     John F. Cogan, Jr.
     Chairman and President

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     PORTFOLIO SUMMARY 6/30/99
   -----------------------------------------------------------------------------

     PORTFOLIO DIVERSIFICATION
   -----------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

     [PIE CHART]
     International Common Stocks         1%
     Short-Term Cash Equivalents         3%
     U.S. Common Stocks                 53%
     Corporate Bonds                    26%
     U.S. Government Securities         17%


     SECTOR DISTRIBUTION
   -----------------------------------------------------------------------------
     (As a percentage of total investment in securities)

     [PIE CHART]
     Other                              7%     U.S. Government Securities    18%
     Technology                         6%     Financial                     16%
     Capital Goods                      7%     Consumer Cyclicals            11%
     Communication Services             7%     Energy                        10%
     Basic Materials                    9%     Consumer Staples               9%


     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
     (As a percentage of total investment in securities)

   1.  Ford Motor Co.                  3.02%   6.  Riggs National Corp.,           2.04%
                                                       8.5%, 2/1/06
   2.  AT&T Corp.                      2.85    7.  News America Holdings Inc.,     2.01
                                                       8.25%, 8/10/18
   3.  Intel Corp.                     2.79    8.  US West Communications Group,   1.93
                                                       Inc.
   4.  U.S. Treasury Notes, 5.625%,    2.30    9.  Wal-Mart Stores, Inc.           1.92
       5/15/08
   5.  Southdown, Inc., 10.0%,         2.14   10.  McGraw-Hill Co., Inc.           1.90
       3/1/06

   Fund holdings will vary for other periods.

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 6/30/99                               CLASS A SHARES
   -----------------------------------------------------------------------------

     SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

    NET ASSET VALUE
    PER SHARE            6/30/99    12/31/98
                         $9.92      $9.74

    DISTRIBUTIONS PER SHARE      INCOME     SHORT-TERM      LONG-TERM
    (12/31/98 - 6/30/99)        DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                $0.144           -              -

     INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers Government/Corporate Bond Index.

               AVERAGE ANNUAL TOTAL RETURNS
                  (As of June 30, 1999)
                        NET ASSET        PUBLIC OFFERING
PERIOD                    VALUE               PRICE*
10 Years                        8.89%            8.49%
5 Years                         9.85             8.86
1 Year                         -0.55            -5.06

  * Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

     Growth of $10,000
                                                          Lehman Brothers Government/
               Pioneer Balanced Fund*        Standard & Poor's Index          Corporate Bond Index
               ---------------------         -----------------------       ---------------------------
6/30/89               9,550                         10,000                            10,000
                     10,382                         11,646                            10,710
6/30/91              11,221                         12,503                            11,803
                     12,613                         14,177                            13,473
6/30/93              14,285                         16,107                            15,247
                     14,115                         16,334                            15,025
6/30/95              15,708                         20,584                            16,944
                     17,426                         25,928                            17,731
6/30/97              20,159                         34,916                            19,103
                     22,703                         45,445                            21,259
6/30/99              22,579                         56,407                            21,834

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER BALANCED FUND
   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 6/30/99                               CLASS B SHARES
   -----------------------------------------------------------------------------

     SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

     NET ASSET VALUE
     PER SHARE            6/30/99     12/31/98
                          $9.82       $9.65

     DISTRIBUTIONS PER SHARE      INCOME     SHORT-TERM      LONG-TERM
     (12/31/98 - 6/30/99)        DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                 $0.108           -              -

     INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers
    Government/Corporate Bond Index.

               AVERAGE ANNUAL TOTAL RETURNS
                  (As of June 30, 1999)

PERIOD                  IF HELD            IF REDEEMED*
Life-of Fund
(4/28/95)                 9.19%            8.83%
1 Year                   -1.49            -5.25

  * Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


     Growth of $10,000
                                                                           Lehman Brothers Government/
          Pioneer Balanced Fund*       Standard and Poor's 500 Index         Corporate Bond Index
          ---------------------         -----------------------------      ---------------------------

4/30/95        10,000                             10,000                             10,000
6/30/95        10,397                             10,640                             10,502
               10,813                             11,485                             10,703
               11,374                             12,175                             11,202
               11,330                             12,828                             10,940
6/30/96        11,455                             13,402                             10,990
               11,672                             13,815                             11,184
               12,400                             14,966                             11,525
               12,235                             15,369                             11,426
6/30/97        13,142                             18,048                             11,841
               14,232                             19,398                             12,256
               14,010                             19,956                             12,650
               14,871                             22,738                             12,842
6/30/98        14,662                             23,491                             13,177
               13,635                             21,158                             13,830
               14,036                             25,660                             13,848
               13,940                             27,238                             13,683
6/30/99        14,244                             29,157                             13,534

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER BALANCED FUND
  ------------------------------------------------------------------------------
    PERFORMANCE UPDATE 6/30/99                                CLASS C SHARES
  ------------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
  ------------------------------------------------------------------------------

    NET ASSET VALUE
    PER SHARE            6/30/99     12/31/98
                         $9.91       $9.75

     DISTRIBUTIONS PER SHARE       INCOME     SHORT-TERM      LONG-TERM
     (12/31/98 - 6/30/99)        DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                 $0.108           -              -

     INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers Government/
    Corporate Bond Index.

               AVERAGE ANNUAL TOTAL RETURNS
                  (As of June 30, 1999)

PERIOD                  IF HELD            IF REDEEMED*
Life-of Fund
(1/31/96)                 7.12%            7.12%
1 Year                   -1.68            -1.68

  * Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) apples to redemptions made withing one year of purchase.

     Growth of $10,000

                                                                             Lehman Brother's Government/
               Pioneer Balanced Fund         Standard & Poor's 500 Index         Coporate Bond Index
               ---------------------         ---------------------------     ----------------------------

1/31/96             10,000                             10,000                        10,000
                     9,865                             10,190                         9,706
6/30/96              9,974                             10,646                         9,750
                    10,163                             10,974                         9,922
                    10,812                             11,888                        10,225
                    10,678                             12,208                        10,137
6/30/97             11,487                             14,336                        10,505
                    12,456                             15,408                        10,873
                    12,269                             15,851                        11,222
                    13,029                             18,061                        11,393
6/30/98             12,859                             18,659                        11,691
                    11,956                             16,806                        12,269
                    12,302                             20,382                        12,286
                    12,206                             21,635                        12,139
6/30/99             12,643                             23,160                        12,007

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/99
   -----------------------------------------------------------------------------


     As investors showed renewed signs of interest in small-company and other neglected stocks, Pioneer Balanced Fund continued to rely on the time-tested method of value investing for a balanced outcome of growth and income. In the following discussion, the Fund's management team - Eric Weigel and Tin Chan, with Ken Taubes speaking for the fixed-income team - review the performance of your Fund and the factors that affected it over the past six months. Mr. Weigel focuses on asset allocation decisions for the portfolio, while Mr. Chan is responsible for stock selection.

     Q:  HOW DID PIONEER BALANCED FUND PERFORM FOR THE SIX MONTHS ENDED
         JUNE 30?

     A: The Fund's performance has improved since our last report, although it still trailed the average balanced fund. Class A shares returned 3.36%, Class B 2.90% and Class C 2.77%, all at net asset value. In comparison, for the same period, the 456 balanced funds tracked by Lipper, Inc. returned an average of 5.56%. (Lipper is an independent firm that tracks mutual fund performance.)

     Q: ERIC, WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE IN COMPARISON TO OTHER FUNDS?

     A: The Fund's focus on dividend paying stocks worked against it because investors were more interested in growth stocks than in these more conservative choices. In addition, the Fund's assets were conservatively allocated - with a higher allotment to bonds than our peers. Finally, your Fund is a value-oriented fund, and value stocks have been out of favor for some time. It was only in the most recent quarter that value and dividend-paying stocks came back and helped boost Fund returns.

     Q:  TIN, WHAT EQUITY HOLDINGS HELPED THE FUND'S PERFORMANCE?

     A: There were several contributors, but two companies, AT&T and Wal-Mart Stores, stand out. Both are among the Fund's largest holdings. Other department stores simply cannot compete with Wal-Mart and the reputation it has established with consumers. Interestingly, the company re-

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

         cently entered the financial services arena with its purchase of Federal BankCentre, a bank based in Broken Arrow, Oklahoma. AT&T has already carved out a name as a dominant force in the telephone industry. The corporation is now positioning itself for tremendous growth with its goal of becoming a "one-stop shop" for cable, internet and telephone access. Smaller companies simply do not have the resources and brand recognition to pose a threat to either of these giants. Lesser-known Ingersoll-Rand, a manufacturer of construction and industrial equipment, was a stock we added to the portfolio when it was trading at a discount. When value stocks surged in April, its stock price took off.

     Q:  DID THE DOWNTURN IN TECHNOLOGY STOCKS HURT THE FUND?

     A: Yes, since there were few names in this group that maintained exceptional growth and escaped the April sell-off. Computer chip manufacturer Intel had to slash prices to compete with smaller companies that produce cheaper personal computer chips. However, the company has indicated that its earnings for the second half of the year will show improvement. Telephone service provider US West Communications Group spent more than was expected on new technology and equipment and this ate into its earnings. Both holdings hurt the Fund's price performance this period.

     Q: KEN, HAVE THERE BEEN MANY CHANGES IN THE BOND PORTFOLIO DURING THE LAST SIX MONTHS?

     A: Not really. We've continued to invest in mortgage-backed and corporate bond issuers as we look to maximize the Fund's income. We added chemical company Huntsman ICI Chemicals, a high-yield issuer we think is well positioned against its competitors. New holding RBF Finance, an oil rig engineering construction firm, also did quite well over the six months. Through extensive research we've found value in several high-yielding issues and, as a result, that sector's weighting in the portfolio has increased. (The prospectus allows a maximum of 10% of the Fund's assets in high-yield investments. These investments carry more risk than lower-yielding issues.)

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/99                     (CONTINUED)
   -----------------------------------------------------------------------------

         Toward the end of the period, we added some longer-maturity Treasurys when interest rates rose and prices dropped. We believe that the economy will slow as we near the end of the year, and we're acting now to lock in the attractive yields these Treasurys offer.

     Q:  KEN, DO YOU ALSO USE A VALUE APPROACH TO BONDS FOR THE PORTFOLIO?

     A: Yes. Our research team carefully analyzes potential holdings, in pursuit of securities we believe can provide stable high-yield results at attractive prices. At the same time, we strive to maintain an investment-grade credit rating for the bond portfolio as a whole. Ratings apply to underlying securities, not Fund. Over time, compounding the income from these types of holdings should, we believe, provide shareowners with good dividends and a strong total return.

     Q:  ERIC AND TIN, GOING FORWARD HOW WILL YOU MANAGE THE FUND?

     A: The Fund is designed to appeal to investors who are seeking regular income and also want to maintain a relatively stable portfolio, one without a lot of volatility. Going forward, we'll strive to keep the portfolio's investment allocation at 55% stocks and 45% bonds. We believe this mix of stocks and bonds will help us take advantage of equities, benefiting from positive earnings results, while also taking into consideration the potential for the return of inflation to the economy. Our focus will remain on value stocks with low price-to-earnings and low price-to-book ratios, and Ken will continue to include value-based fixed-income instruments in the bond portion of the portfolio.

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/99
   -----------------------------------------------------------------------------

SHARES                                                                 VALUE
           INVESTMENT IN SECURITIES - 97.1%
           COMMON STOCKS - 54.2%
           BASIC MATERIALS - 2.4%
           ALUMINUM - 0.5%
 20,000    Reynolds Metals Co.                                      $  1,180,000
                                                                    ------------
           CHEMICALS - 1.2%
 14,000    Dow Chemical Co.                                         $  1,776,250
 26,000    Eastman Chemical Co.                                        1,345,500
                                                                    ------------
                                                                    $  3,121,750
                                                                    ------------
           PAPER & FOREST PRODUCTS - 0.7%
 28,000    Weyerhaeuser Co.                                         $  1,925,000
                                                                    ------------
           TOTAL BASIC MATERIALS                                    $  6,226,750
                                                                    ------------
           CAPITAL GOODS - 4.1%
           AEROSPACE/DEFENSE - 0.7%
 28,000    General Dynamics Corp.                                   $  1,918,000
                                                                    ------------
           ELECTRICAL EQUIPMENT - 0.9%
  5,000    General Electric Co.                                     $    565,000
 16,000    Honeywell, Inc.                                             1,854,000
                                                                    ------------
                                                                    $  2,419,000
                                                                    ------------
           ENGINEERING & CONSTRUCTION - 0.4%
 25,000    Fluor Corp.                                              $  1,012,500
                                                                    ------------
           MACHINERY (DIVERSIFIED) - 0.8%
 34,000    Ingersoll-Rand Co.                                       $  2,197,250
                                                                    ------------
           MANUFACTURING (DIVERSIFIED) - 1.3%
 20,000    Tyco International Ltd.                                  $  1,895,000
 20,000    United Technologies Corp.                                   1,433,750
                                                                    ------------
                                                                    $  3,328,750
                                                                    ------------
           TOTAL CAPITAL GOODS                                      $ 10,875,500
                                                                    ------------
           COMMUNICATION SERVICES - 6.8%
           TELECOMMUNICATIONS (LONG DISTANCE) - 2.8%
130,500    AT&T Corp.                                               $  7,283,531
                                                                    ------------





The accompanying notes are an integral part of these financial statements.     9

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/99                             (CONTINUED)
   -----------------------------------------------------------------------------

SHARES                                                                 VALUE
           TELEPHONE - 4.0%
 20,000    Ameritech Corp.                                          $  1,470,000
 20,000    Bell Atlantic Corp.                                         1,307,500
 60,000    BellSouth Corp.                                             2,812,500
 84,000    US West Communications Group, Inc.                          4,935,000
                                                                    ------------
                                                                    $ 10,525,000
                                                                    ------------
           TOTAL COMMUNICATION SERVICES                             $ 17,808,531
                                                                    ------------
           CONSUMER CYCLICALS - 7.9%
           AUTOMOBILES - 2.9%
137,000    Ford Motor Co.                                           $  7,731,938
                                                                    ------------
           HOMEBUILDING - 0.4%
 25,000    Centex Corp.                                             $    939,063
                                                                    ------------
           HOUSEHOLD FURNISHINGS & APPLIANCES - 0.5%
 18,000    Maytag Corp.                                             $  1,254,375
                                                                    ------------
           PUBLISHING - 1.8%
 90,000    McGraw-Hill Co., Inc.                                    $  4,854,375
                                                                    ------------
           RETAIL (GENERAL MERCHANDISE) - 1.9%
102,000    Wal-Mart Stores, Inc.                                    $  4,921,500
                                                                    ------------
           SERVICES (ADVERTISING/MARKETING) - 0.4%
 13,000    Omnicom Group                                            $  1,040,000
                                                                    ------------
           TOTAL CONSUMER CYCLICALS                                 $ 20,741,251
                                                                    ------------
           CONSUMER STAPLES - 7.0%
           DISTRIBUTORS (FOOD & HEALTH) - 0.4%
 45,000    SUPERVALU, Inc.                                          $  1,155,938
                                                                    ------------
           ENTERTAINMENT - 0.5%
 41,000    The Walt Disney Co.                                      $  1,263,312
                                                                    ------------
           FOODS - 2.9%
 19,000    H.J. Heinz Co.                                           $    952,375
 96,000    Kellogg Co.                                                 3,168,000
 19,000    The Quaker Oats Co.                                         1,261,125
100,000    Tyson Foods, Inc.                                           2,250,000
                                                                    ------------
                                                                    $  7,631,500
                                                                    ------------
           HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.4%
 18,000    Kimberly Clark Corp.                                     $  1,026,000
                                                                    ------------




10    The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

SHARES                                                                 VALUE
           RESTAURANTS - 1.9%
127,000    Darden Restaurants                                       $  2,770,187
 54,000    McDonald's Corp.                                            2,230,875
                                                                    ------------
                                                                    $  5,001,062
                                                                    ------------
           SPECIALITY PRINTING - 0.9%
 31,000    Deluxe Corp.                                             $  1,207,063
 35,000    R.R. Donnelly & Sons Co.                                    1,297,187
                                                                    ------------
                                                                    $  2,504,250
                                                                    ------------
           TOTAL CONSUMER STAPLES                                   $ 18,582,062
                                                                    ------------
           ENERGY - 6.7%
           OIL (DOMESTIC INTEGRATED) - 1.3%
 55,000    Royal Dutch Petroleum Co. (A.D.R.)                       $  3,313,750
                                                                    ------------
           OIL (INTERNATIONAL INTEGRATED) - 4.7%
 44,000    Chevron Corp.                                            $  4,188,250
 50,000    Exxon Corp.                                                 3,856,250
 32,000    Mobil Corp.                                                 3,168,000
 20,000    Texaco, Inc.                                                1,250,000
                                                                    ------------
                                                                    $ 12,462,500
                                                                    ------------
           OIL & GAS (REFINING & MARKETING) - 0.7%
 45,000    Ashland Oil, Inc.                                        $  1,805,625
                                                                    ------------
           TOTAL ENERGY                                             $ 17,581,875
                                                                    ------------
           FINANCIAL - 9.6%
           BANKS (MAJOR REGIONAL) - 1.8%
 58,000    Banc One Corp.                                           $  3,454,625
 30,500    Fleet Financial Group, Inc.                                 1,353,438
                                                                    ------------
                                                                    $  4,808,063
                                                                    ------------
           BANKS (MONEY CENTER) - 2.7%
 51,000    BankAmerica Corp.                                        $  3,738,937
 38,000    First Union Corp.                                           1,786,000
 10,000    J.P. Morgan & Co., Inc.                                     1,405,000
                                                                    ------------
                                                                    $  6,929,937
                                                                    ------------
           FINANCIAL (DIVERSIFIED) - 1.8%
 40,000    American General Corp.                                   $  3,015,000
 26,000    Federal National Mortgage Association                       1,777,750
                                                                    ------------
                                                                    $  4,792,750
                                                                    ------------




The accompanying notes are an integral part of these financial statements.    11

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/99                             (CONTINUED)
   -----------------------------------------------------------------------------

SHARES                                                                 VALUE
           INSURANCE (LIFE/HEALTH) - 1.6%
 28,000    Lincoln National Corp.                                   $  1,464,750
 37,000    Trans America Corp.                                         2,775,000
                                                                    ------------
                                                                    $  4,239,750
                                                                    ------------
           INSURANCE (MULTI-LINE) - 1.1%
 33,000    Cigna Corp.                                              $  2,937,000
                                                                    ------------
           INSURANCE (PROPERTY/CASUALTY) - 0.6%
 37,000    Safeco Corp.                                             $  1,632,625
                                                                    ------------
           TOTAL FINANCIAL                                          $ 25,340,125
                                                                    ------------
           HEALTHCARE - 2.0%
           HEALTHCARE (DIVERSIFIED) - 0.8%
 11,000    Allergan, Inc.                                           $  1,221,000
 13,000    Warner-Lambert Co., Inc.                                      901,875
                                                                    ------------
                                                                    $  2,122,875
                                                                    ------------
           HEALTHCARE (DRUGS/MAJOR PHARMACEUTICALS) - 1.2%
 14,000    Eli Lilly & Co.                                          $  1,002,750
 40,000    Pharmacia & UpJohn, Inc.                                    2,272,500
                                                                    ------------
                                                                    $  3,275,250
                                                                    ------------
           TOTAL HEALTHCARE                                         $  5,398,125
                                                                    ------------
           TECHNOLOGY - 6.0%
           COMMUNICATIONS EQUIPMENT - 1.2%
 24,000    Lucent Technologies, Inc.                                $  1,618,500
 16,000    Motorola, Inc.                                              1,516,000
                                                                    ------------
                                                                    $  3,134,500
                                                                    ------------
           COMPUTERS (HARDWARE) - 2.1%
 56,000    Compaq Computer Corp.                                    $  1,326,500
 43,000    Hewlett-Packard Co.                                         4,321,500
                                                                    ------------
                                                                    $  5,648,000
                                                                    ------------
           ELECTRONICS (SEMICONDUCTORS) - 2.7%
120,000    Intel Corp.                                              $  7,140,000
                                                                    ------------
           TOTAL TECHNOLOGY                                         $ 15,922,500
                                                                    ------------
           TRANSPORTATION - 0.8%
           AIRLINES - 0.8%
 65,000    Southwest Airlines Co.                                   $  2,023,125
                                                                    ------------
           TOTAL TRANSPORTATION                                     $  2,023,125
                                                                    ------------



12    The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

               S&P/MOODY'S
                 RATINGS
  SHARES       (UNAUDITED)                                                     VALUE
                               UTILITIES - 0.9%
                               ELECTRIC COMPANIES - 0.9%
     22,000                    DTE Energy Co.                               $    880,000
     35,000                    Public Service Enterprise Group, Inc.           1,430,625
                                                                            ------------
                               TOTAL UTILITIES                              $  2,310,625
                                                                            ------------
                               TOTAL COMMON STOCKS
                               (Cost $113,598,685)                          $142,810,469
                                                                            ------------

 PRINCIPAL
  AMOUNT
                               DEBT OBLIGATIONS - 42.9%
                               CORPORATE BONDS - 25.5%
                               BASIC MATERIALS - 5.9%
$   500,000   B-/Caa1          AEI Resources, 11.5%, 12/15/06 (144A)        $    491,250
  2,000,000   BB-/Ba3          Bethlehem Steel Corp., 10.375%, 9/1/03          2,070,000
  2,000,000   BBB/Baa2         Bowater Inc., 9.0%, 8/1/09                      2,241,980
  4,000,000   BBB-/Baa2        Georgia Pacific Co., 9.875%, 11/1/21            4,373,920
    850,000   B+/B2            Huntsman ICI Chemicals, 10.625%, 7/1/09
                               (144A)                                            857,437
    475,000   BB/Ba3           Lyondell Chemical Co., 9.875%, 5/1/07
                               (144A)                                            486,875
    480,000   B+/B2            Royster-Clark Inc., 10.25%, 4/1/09 (144A)         475,200
  4,000,000   BBB-/Baa2        USX Corp., 9.375%, 2/15/12                      4,512,280
                                                                            ------------
                               TOTAL BASIC MATERIALS                        $ 15,508,942
                                                                            ------------
                               CAPITAL GOODS - 2.6%
  1,000,000   BB/Ba2           Allied Waste North America, 7.625%, 1/1/06   $    932,500
    500,000   B/B2             Metromedia Fiber Network, Inc., 10.0%,
                               11/15/08                                          513,750
  5,000,000   BBB-/Baa3        Southdown, Inc., 10.0%, 3/1/06                  5,488,300
                                                                            ------------
                               TOTAL CAPITAL GOODS                          $  6,934,550
                                                                            ------------



The accompanying notes are an integral part of these financial statements.    13

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/99                             (CONTINUED)
   -----------------------------------------------------------------------------

                S&P/MOODY'S
 PRINCIPAL          RATINGS
  AMOUNT        (UNAUDITED)                                                    VALUE
                               COMMUNICATION SERVICES - 0.2%
$   325,000   B/B3             Crown Castle International Corp., 9.0%,
                               5/15/11                                      $    316,875
    275,000   B/B3             NEXTLINK Communication, Inc., 10.75%,
                               6/1/09                                            282,562
                                                                            ------------
                               TOTAL COMMUNICATION SERVICES                 $    599,437
                                                                            ------------
                               CONSUMER CYCLICALS - 2.8%
    700,000   BBB/Baa3         Laidlaw, Inc., 7.65%, 5/15/06                $    682,773
  1,000,000   BBB-/Baa3        Levi Strauss Co., 7.0%, 11/1/06 (144A)            892,680
  5,000,000   BBB-/Baa3        News America Holdings Inc., 8.25%, 8/10/18      5,136,550
    750,000   BB+/Baa3         Saks Inc., 8.25%, 11/15/08                        784,388
                                                                            ------------
                               TOTAL CONSUMER CYCLICALS                     $  7,496,391
                                                                            ------------
                               CONSUMER STAPLES - 1.9%
    500,000   B/B3             Agrilink Foods, Inc., 11.875%, 11/1/08       $    516,250
  1,150,000   B-/Caa1          Ameriserve Food Distribution, Inc.,
                               10.125%, 7/15/07                                  977,500
    825,000   B+/B2            Charter Communications Holdings LLC, 8.25%,
                               4/1/07 (144A)                                     785,812
  1,700,000   B/B2             Echostar DBS Communications Corp., 9.25%,
                               2/1/06 (144A)                                   1,734,000
    375,000   B-/B2            Emmis Communications Corp., 8.125%, 3/15/09
                               (144A)                                            353,438
    750,000   B-/B3            Premier Parks, Inc., 9.75%, 6/15/07               757,500
                                                                            ------------
                               TOTAL CONSUMER STAPLES                       $  5,124,500
                                                                            ------------
                               ENERGY - 3.1%
  2,500,000   BBB/Baa2         Ashland Oil Co., 8.8%, 11/15/12              $  2,768,100
  4,100,000   A-/A3            Phillips Petroleum Co., 8.86%, 5/15/22          4,338,046
    475,000   BB-/Ba3          RBF Finance Co., 11.0%, 3/15/06 (144A)            484,500
    700,000   BB+/Ba1          Santa Fe Snyder Corp., 8.05%, 6/15/04             698,817
                                                                            ------------
                               TOTAL ENERGY                                 $  8,289,463
                                                                            ------------



14    The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

                S&P/MOODY'S
 PRINCIPAL          RATINGS
  AMOUNT        (UNAUDITED)                                                    VALUE
                               FINANCIAL - 6.0%
$ 1,010,000   BB+/Baa3         Capital One Financial Corp., 7.125%, 8/1/08  $    956,026
  4,000,000   A/A1             Ford Motor Credit Co., 9.14%, 12/30/14          4,358,520
  1,000,000   BBB-/Ba2         Imperial Bank, 8.375%, 4/1/99                     965,940
    700,000   BBB/Baa3         Mack-Cali Realty Corp., 7.25%, 3/15/09            664,391
    500,000   BBB/Baa3         Newcourt Credit Group, 6.875%, 2/16/05
                               (144A)                                            473,615
  5,000,000   BB-/Ba1          Riggs National Corp., 8.5%, 2/1/06              5,212,500
  3,000,000   BBB+/A3          Washington Mutual Capital, Inc., 8.375%,
                               6/1/27                                          3,044,280
                                                                            ------------
                               TOTAL FINANCIAL                              $ 15,675,272
                                                                            ------------
                               HEALTHCARE - 1.6%
  1,150,000   BBB-/Ba1         Beckman Instruments, Inc., 7.05%, 6/1/26     $  1,093,098
    250,000   B+/B2            Biovail International Corp., 10.875%,
                               11/15/05                                          260,000
    375,000   B/B3             King Pharmaceutical, Inc., 10.75%, 2/15/09        386,250
  2,375,000   BB-/Ba3          Quorum Health Group, 8.75%, 11/1/05             2,303,750
                                                                            ------------
                               TOTAL HEALTHCARE                             $  4,043,098
                                                                            ------------
                               TRANSPORTATION - 1.2%
  3,000,000   BBB-/Baa2        Kansas City Southern Industries, Inc.,
                               8.8%, 7/1/22                                 $  3,136,530
                                                                            ------------
                               TOTAL TRANSPORTATION                         $  3,136,530
                                                                            ------------
                               UTILITIES - 0.2%
    400,000   BB/Ba3           CMS Energy Corp., 7.5%, 1/15/09              $    375,156
                                                                            ------------
                               TOTAL UTILITIES                              $    375,156
                                                                            ------------
                               TOTAL CORPORATE BONDS                        $ 67,183,339
                                                                            ------------



The accompanying notes are an integral part of these financial statements.    15

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/99                             (CONTINUED)
   -----------------------------------------------------------------------------

                S&P/MOODY'S
 PRINCIPAL          RATINGS
  AMOUNT        (UNAUDITED)                                                    VALUE
                               U.S. GOVERNMENT OBLIGATIONS - 17.4%
$ 2,425,838                    Federal National Mortgage Association,
                               REMIC Series 98-50EN, 6.5%, 9/25/28          $  2,396,922
 18,501,919                    Government National Mortgage Association,
                               6.0%, 4/15/14 to 10/15/28                      17,434,951
  8,197,052                    Government National Mortgage Association,
                               6.5%, 11/20/24 to 6/15/29                       7,893,925
  5,128,675                    Government National Mortgage Association,
                               7.0%, 3/15/12 to 6/15/29                        5,150,609
  1,896,413                    Government National Mortgage Association,
                               REMIC Series 1998-24A, 6.5%, 11/20/24           1,866,848
  2,000,000                    Government National Mortgage Association,
                               REMIC Series 1998-13B, 6.5%, 12/20/25           1,932,220
  2,390,000                    U.S. Treasury Bonds, 8.125%, 8/15/19            2,885,184
    455,000                    U.S. Treasury Bonds, 6.125%, 11/15/27             451,255
  6,005,000                    U.S. Treasury Notes, 5.625%, 5/15/08            5,884,540
                                                                            ------------
                               TOTAL U.S. GOVERNMENT OBLIGATIONS            $ 45,896,454
                                                                            ------------
                               TOTAL DEBT OBLIGATIONS
                               (Cost $115,663,285)                          $113,079,793
                                                                            ------------
                               TOTAL INVESTMENT IN SECURITIES
                               (Cost $229,261,970)                          $255,890,262
                                                                            ------------
                               TEMPORARY CASH INVESTMENT - 2.9%
                               COMMERCIAL PAPER - 2.9%
  7,748,000                    American Express Credit Corp., 5.5%, 7/1/99  $  7,748,000
                                                                            ------------




16    The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

                S&P/MOODY'S
 PRINCIPAL          RATINGS
  AMOUNT        (UNAUDITED)                                                    VALUE
                               TOTAL TEMPORARY CASH INVESTMENT
                               (Cost $7,748,000)                            $  7,748,000
                                                                            ------------
                               TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
                               INVESTMENT - 100%
                               (Cost $237,009,970) (a)(b)                   $263,638,262
                                                                            ============

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 1999, the value of these securities amounted to $7,034,807 or 2.7% of total net assets.

(a) At June 30, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $237,047,218 was as follows:

     Aggregate gross unrealized gain for all investments in
     which there is an excess of value over tax cost          $31,329,660
     Aggregate gross unrealized loss for all investments in
     which there is an excess of tax cost over value           (4,738,616)
                                                              -----------
     Net unrealized gain                                      $26,591,044
                                                              ===========

(b) At December 31, 1998, the Fund had a net capital loss carryforward of $14,695,906 which will expire in 2006 if not utilized.

Note: The Fund's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1999 were as follows:

                                                       PURCHASES        SALES
                                                      -----------    -----------
Long-term U.S. Government                             $30,102,113    $31,147,623
Other Long-term Securities                             31,634,819     61,963,598




The accompanying notes are an integral part of these financial statements.   17

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     BALANCE SHEET 6/30/99
   -----------------------------------------------------------------------------

  ASSETS:
     Investment in securities, at value (including temporary
  cash
        investment of $7,748,000) (cost $237,009,970)             $263,638,262
     Cash                                                                  310
     Receivables -
        Investment securities sold                                   1,416,282
        Fund shares sold                                               177,945
        Dividends and interest                                       2,009,692
        Other                                                            1,032
                                                                  ------------
           Total assets                                           $267,243,523
                                                                  ------------
  LIABILITIES:
     Payables -
        Investment securities purchased                           $  2,375,505
        Fund shares repurchased                                        472,683
        Dividends                                                       70,775
     Due to affiliates                                                 269,693
     Accrued expenses                                                   57,106
                                                                  ------------
           Total liabilities                                      $  3,245,762
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $250,094,420
     Accumulated undistributed net investment income                   498,201
     Accumulated net realized loss on investments                  (13,223,152)
     Net unrealized gain on investments                             26,628,292
                                                                  ------------
           Total net assets                                       $263,997,761
                                                                  ============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $238,079,938/24,008,406 shares)            $       9.92
                                                                  ============
     Class B (based on $22,040,567/2,245,004 shares)              $       9.82
                                                                  ============
     Class C (based on $3,877,256/391,292 shares)                 $       9.91
                                                                  ============
  MAXIMUM OFFERING PRICE:
     Class A                                                      $      10.39
                                                                  ============




18    The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
     FOR THE SIX MONTHS ENDED 6/30/99
   -----------------------------------------------------------------------------

 INVESTMENT INCOME:
    Dividends (Net of foreign taxes withheld of $15)           $1,532,600
    Interest                                                    4,396,780
                                                               ----------
          Total investment income                                               $5,929,380
                                                                                ----------
 EXPENSES:
    Management fees                                            $  873,736
    Transfer agent fees
       Class A                                                    239,928
       Class B                                                     41,089
       Class C                                                     11,719
    Distribution fees
       Class A                                                    303,717
       Class B                                                    111,519
       Class C                                                     17,650
    Administrative fees                                            36,510
    Custodian fees                                                 25,553
    Registration fees                                              24,081
    Professional fees                                              22,282
    Printing                                                       13,305
    Fees and expenses of nonaffiliated trustees                    12,688
    Miscellaneous                                                   4,819
                                                               ----------
          Total expenses                                                        $1,738,596
          Less fees paid indirectly                                                (25,682)
                                                                                ----------
          Net expenses                                                          $1,712,914
                                                                                ----------
             Net investment income                                              $4,216,466
                                                                                ----------
 REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments                                            $1,472,753
    Change in net unrealized gain on investments                                 3,002,290
                                                                                ----------
       Net gain on investments                                                  $4,475,043
                                                                                ----------
       Net increase in net assets resulting from operations                     $8,691,509
                                                                                ==========




The accompanying notes are an integral part of these financial statements.    19

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE SIX MONTHS ENDED 6/30/99 AND THE YEAR ENDED 12/31/98
   -----------------------------------------------------------------------------

                                                         SIX MONTHS ENDED    YEAR ENDED
 FROM OPERATIONS:                                             6/30/99         12/31/98
 Net investment income                                     $  4,216,466     $  8,532,116
 Net realized gain (loss) on investments                      1,472,753      (14,852,123)
 Change in net unrealized gain on investments                 3,002,290        9,078,125
                                                           ------------     ------------
       Net increase in net assets resulting from
 operations                                                $  8,691,509     $  2,758,118
                                                           ------------     ------------
 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income:
       Class A ($0.14 and $0.30 per share,
         respectively)                                     $ (3,610,697)    $ (8,098,749)
       Class B ($0.11 and $0.22 per share,
        respectively)                                          (251,178)        (445,932)
       Class C ($0.11 and $0.22 per share,
        respectively)                                           (40,020)         (73,667)
 Net realized gain:
       Class A ($0.00 and $0.23 per share,
         respectively)                                                -       (5,730,953)
       Class B ($0.00 and $0.23 per share,
 respectively)                                                        -         (527,666)
       Class C ($0.00 and $0.23 per share,
 respectively)                                                        -          (85,992)
                                                           ------------     ------------
             Total distributions to shareholders           $ (3,901,895)    $(14,962,959)
                                                           ------------     ------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                          $ 16,567,481     $ 53,764,258
 Reinvestment of distributions                                3,441,614       13,428,978
 Cost of shares repurchased                                 (44,735,202)     (61,437,995)
                                                           ------------     ------------
       Net increase (decrease) in net assets resulting
          from fund share transactions                     $(24,726,107)    $  5,755,241
                                                           ------------     ------------
       Net decrease in net assets                          $(19,936,493)    $ (6,449,600)
 NET ASSETS:
 Beginning of period                                        283,934,254      290,383,854
                                                           ------------     ------------
 End of period (including accumulated undistributed net
  investment income of $498,201 and $183,630,
  respectively)                                            $263,997,761     $283,934,254
                                                           ============     ============

 CLASS A                              '99 SHARES    '99 AMOUNT    '98 SHARES    '98 AMOUNT
 Shares sold                           1,233,871   $ 12,032,300   3,662,322    $ 37,731,555
 Reinvestment of distributions           326,503      3,185,355   1,248,982      12,409,860
 Less shares repurchased              (3,981,736)   (38,921,929) (5,532,673)    (56,591,983)
                                      ----------   ------------   ----------   ------------
          Net decrease                (2,421,362)  $(23,704,274)   (621,369)   $ (6,450,568)
                                      ==========   ============   =========    ============
 CLASS B
 Shares sold                            323,384    $  3,135,784   1,232,938    $ 12,581,848
 Reinvestment of distributions           23,084         223,046      90,776         885,232
 Less shares repurchased               (457,011)     (4,424,193)   (335,931)     (3,367,944)
                                      ----------   ------------   ----------   ------------
          Net increase (decrease)      (110,543)   $ (1,065,363)    987,783    $ 10,099,136
                                      ==========   ============   =========    ============
 CLASS C
 Shares sold                            142,963    $  1,399,397     333,098    $  3,450,855
 Reinvestment of distributions            3,401          33,213      13,580         133,886
 Less shares repurchased               (142,373)     (1,389,080)   (146,232)     (1,478,068)
                                      ---------    ------------   ---------    ------------
          Net increase                    3,991    $     43,530     200,446    $  2,106,673
                                      =========    ============   =========    ============





20    The accompanying notes are an integral part of these financial statements.

PIONEER BALANCED FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/99
--------------------------------------------------------------------------------

                                           SIX MONTHS ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
CLASS A                                        6/30/99          12/31/98      12/31/97      12/31/96      12/31/95      12/31/94
Net asset value, beginning of period           $   9.74         $  10.15      $  10.65      $  10.30      $   9.11      $  10.21
                                               --------         --------      --------      --------      --------      --------
Increase (decrease) from investment
  operations:
 Net investment income                         $   0.16         $   0.30      $   0.41      $   0.64      $   0.66      $   0.66
 Net realized and unrealized gain (loss)
    on investments                                 0.16            (0.18)         1.03          0.33          1.29         (1.09)
                                               --------         --------      --------      --------      --------      --------
    Net increase (decrease) from
       investment operations                   $   0.32         $   0.12      $   1.44      $   0.97      $   1.95      $  (0.43)
Distributions to shareholders:
 Net investment income                            (0.14)           (0.30)        (0.40)        (0.62)        (0.65)        (0.67)
 Net realized gain                                    -            (0.23)        (1.54)            -         (0.11)            -
                                               --------         --------      --------      --------      --------      --------
Net increase (decrease) in net asset
  value                                        $   0.18         $  (0.41)     $  (0.50)     $   0.35      $   1.19      $  (1.10)
                                               --------         --------      --------      --------      --------      --------
Net asset value, end of period                 $   9.92         $   9.74      $  10.15      $  10.65      $  10.30      $   9.11
                                               ========         ========      ========      ========      ========      ========
Total return*                                      3.36%            1.14%        13.92%         9.89%        22.00%        (4.31)%
Ratio of net expenses to average net
  assets                                           1.20%**+         1.17%+        1.19%+        1.10%+        1.13%+        1.11%
Ratio of net investment income to average
  net assets                                       3.21%**+         2.92%+        3.55%+        6.17%+        6.58%+        7.07%
Portfolio turnover rate                              47%**            94%          122%           31%           25%           50%
Net assets, end of period (in thousands)       $238,080         $257,419      $274,695      $276,064      $281,639      $259,970
Ratios assuming reduction for fees paid
  indirectly:
 Net expenses                                      1.18%**          1.16%         1.17%         1.08%         1.11%            -
 Net investment income                             3.23%**          2.93%         3.57%         6.19%         6.60%            -

*   Assumes initial investment at net asset value at the
    beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.



The accompanying notes are an integral part of these financial statements.    21

PIONEER BALANCED FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/99
--------------------------------------------------------------------------------

                                                     SIX MONTHS ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     4/28/95 TO
       CLASS B                                           6/30/99           12/31/98       12/31/97       12/31/96       12/31/95
       Net asset value, beginning of period              $  9.65           $ 10.08        $ 10.59         $10.27         $ 9.55
                                                         -------           -------        -------         ------         ------
       Increase (decrease) from investment
         operations:
        Net investment income                            $  0.11           $  0.23        $  0.32         $ 0.52         $ 0.39
        Net realized and unrealized gain (loss) on
          investments                                       0.17             (0.21)          1.02           0.37           0.90
                                                         -------           -------        -------         ------         ------
        Net increase from investment operations          $  0.28           $  0.02        $  1.34         $ 0.89         $ 1.29
       Distributions to shareholders:
        Net investment income                              (0.11)            (0.22)         (0.31)         (0.52)         (0.46)
        In excess of net investment income                     -                 -              -          (0.05)             -
        Net realized gain                                      -             (0.23)         (1.54)             -          (0.11)
                                                         -------           -------        -------         ------         ------
       Net increase (decrease) in net asset value        $  0.17           $ (0.43)       $ (0.51)        $ 0.32         $ 0.72
                                                         -------           -------        -------         ------         ------
       Net asset value, end of period                    $  9.82           $  9.65        $ 10.08         $10.59         $10.27
                                                         =======           =======        =======         ======         ======
       Total return*                                        2.90%             0.19%         12.98%          9.02%         13.74%
       Ratio of net expenses to average net assets          2.12%**+          2.03%+         2.01%+         1.88%+         1.88%**+
       Ratio of net investment income to average
         net assets                                         2.29%**+          2.09%+         2.65%+         5.45%+         5.83%**+
       Portfolio turnover rate                                47%**             94%           122%            31%            25%
       Net assets, end of period (in thousands)          $22,041           $22,737        $13,789         $6,940         $1,800
       Ratios assuming reduction for fees paid
         indirectly:
        Net expenses                                        2.10%**           2.01%          1.99%          1.86%          1.78%**
        Net investment income                               2.31%**           2.11%          2.67%          5.47%          5.93%**

       * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
       **  Annualized.
       +   Ratio assuming no reduction for fees paid indirectly.





22    The accompanying notes are an integral part of these financial statements.

PIONEER BALANCED FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/99
--------------------------------------------------------------------------------

                                                                    SIX MONTHS ENDED     YEAR ENDED     YEAR ENDED     1/31/96 TO
       CLASS C                                                           6/30/99          12/31/98       12/31/97       12/31/96
       Net asset value, beginning of period                              $ 9.75            $10.17         $10.62         $10.39
                                                                         ------            ------         ------         ------
       Increase (decrease) from investment operations:
          Net investment income                                          $ 0.10            $ 0.23         $ 0.33         $ 0.49
          Net realized and unrealized gain (loss) on investments           0.17             (0.20)          1.07           0.31
                                                                         ------            ------         ------         ------
             Net increase from investment operations                     $ 0.27            $ 0.03         $ 1.40         $ 0.80
       Distributions to shareholders:
          Net investment income                                           (0.11)            (0.22)         (0.31)         (0.49)
          In excess of net investment income                                  -                 -              -          (0.08)
          Net realized gain                                                   -             (0.23)         (1.54)             -
                                                                         ------            ------         ------         ------
       Net increase (decrease) in net asset value                        $ 0.16            $(0.42)        $(0.45)        $ 0.23
                                                                         ------            ------         ------         ------
       Net asset value, end of period                                    $ 9.91            $ 9.75         $10.17         $10.62
                                                                         ======            ======         ======         ======
       Total return*                                                       2.77%             0.27%         13.48%          8.12%
       Ratio of net expenses to average net assets                         2.42%**+          2.12%+         2.03%+         1.76%**+
       Ratio of net investment income to average net assets                1.98%**+          2.01%+         2.68%+         5.63%**+
       Portfolio turnover rate                                               47%**             94%           122%            31%
       Net assets, end of period (in thousands)                          $3,877            $3,778         $1,900         $1,059
       Ratios assuming reduction for fees paid indirectly:
          Net expenses                                                     2.39%**           2.09%          1.98%          1.73%**
          Net investment income                                            2.01%**           2.04%          2.73%          5.66%**

       *    Assumes initial investment at net asset value at the
            beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
       **   Annualized.
       +    Ratio assuming no reduction for fees paid indirectly.





The accompanying notes are an integral part of these financial statements.   23

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 6/30/99
   -----------------------------------------------------------------------------

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Balanced Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are capital growth and current income.

    The Fund offers three classes of shares -- Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

       Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

       income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

       Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

       The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    C. FUND SHARES

       The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc.
       (PGI). PFD earned $26,280 in underwriting commissions on the sale of fund shares during the six months ended June 30, 1999.

    D. CLASS ALLOCATIONS

       Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation
       (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 6/30/99                       (CONTINUED)
   -----------------------------------------------------------------------------

       each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

       The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

    2. MANAGEMENT AGREEMENT

    Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion; and 0.55% of the excess over $5 billion.

    In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1999, $160,331 was payable to PIM related to management fees, administrative and certain other services.

    3. TRANSFER AGENT

    PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $38,963 in transfer agent fees payable to PSC at June 30, 1999.

    4. DISTRIBUTION PLANS

    The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

    consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $70,399 in distribution fees payable to PFD at June 30, 1999.

    In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 1999, CDSCs in the amount of $37,342 were paid to PFD.

    5. EXPENSE OFFSETS

    The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1999, the Fund's expenses were reduced by $25,682 under such arrangements.

    6. LINE OF CREDIT FACILITY

    The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended June 30, 1999, the Fund had no borrowings under this agreement.

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
   -----------------------------------------------------------------------------

    TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF
    PIONEER BALANCED FUND:

    We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Balanced Fund as of June 30, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Balanced Fund as of June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for periods presented, in conformity with generally accepted accounting principles.

    ARTHUR ANDERSEN LLP


    Boston, Massachusetts
    August 6, 1999

     PIONEER BALANCED FUND

   -----------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
   -----------------------------------------------------------------------------

     TRUSTEES                           OFFICERS
     John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
     Mary K. Bush                       President
     Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice
     Margaret B.W. Graham               President
     John W. Kendrick                   Eric W. Reckard, Treasurer
     Marguerite A. Piret                Joseph P. Barri, Secretary
     David D. Tripple
     Stephen K. West
     John Winthrop



     INVESTMENT ADVISER
     Pioneer Investment Management, Inc.

     CUSTODIAN
     Brown Brothers Harriman & Co.

     INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP

     PRINCIPAL UNDERWRITER
     Pioneer Funds Distributor, Inc.

     LEGAL COUNSEL
     Hale and Dorr LLP

     SHAREOWNER SERVICES AND TRANSFER AGENT
     Pioneering Services Corporation

   -----------------------------------------------------------------------------
     HOW TO CONTACT PIONEER
   -----------------------------------------------------------------------------

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   Pioneering Services Corporation
   60 State Street
   Boston, Massachusetts 02109

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS                       ASK.PIONEER@PLOG.COM

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                WWW.PIONEERFUNDS.COM

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS.

   [Pioneer Logo] PIONEER INVESTMENT MANAGEMENT, INC.  0899-6906
                  60 STATE STREET                      COPYWRIGHT PIONEER FUNDS DISTRIBUTOR, INC.
                  BOSTON, MASSACHUSETTS 02109          [PRINTED ON RECYCLED PAPER LOGO]
                  WWW.PIONEERFUNDS.COM
